EXHIBIT 10.52

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                                    MORTGAGE
                      (WITH ASSIGNMENT OF LEASES AND RENTS)
                -------------------------------------------------


KNOW ALL MEN BY THESE PRESENTS:

         1. That Capitol Development of Arkansas, Inc., an Arkansas corporation (hereinafter sometimes referred to as the "Mortgagor"), for valuable consideration, and in order to induce Boca First Capital LLP, a Florida limited liability limited partnership (the "Mortgagee"), to release certain collateral and to continue to extend credit to Capitol Communities Corporation, a Nevada corporation and the sole shareholder of the Mortgagor ("CCC"), in the principal sum of Four Million Dollars ($4,000,000.00), does hereby grant, bargain, sell, convey, assign, grant a security interest in and deliver unto the Mortgagee, and unto its successors and assigns, the following described lands lying in Pulaski County, Arkansas:

         Those lands described on SCHEDULE "A" (consisting of four (4) pages), affixed hereto and by this reference made a part hereof, LESS AND EXCEPT the lands described on SCHEDULE "B" (consisting of one (1) page), affixed hereto and by this reference made a part hereof;

         Together  with  all  easements,   rights-of-way   and  rights  used  in
         connection therewith, or as a means of access thereto, and all tenements, hereditaments and appurtenances thereunto belonging, or appertaining thereto, all improvements and fixtures located thereon or attached thereto, and all water rights and shares of stock evidencing the same;

         Together with, all right, title and interest of Mortgagor, now owned or hereafter acquired, in or to any land lying within the right-of-way of any street, open or proposed, adjoining the Property, and any and all sidewalks, alleys and strips and gores of land adjacent to or used in connection with the Property;


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         Together with, all right, title and interest of Mortgagor in and to all tangible and intangible personal property (hereinafter referred to as "Personal Property") owned by Mortgagor and now or at any time hereafter located on or at the Property or used in connection therewith, including, but not limited to: all drawings, permits, engineering and other studies and contracts rights regarding the development of the Property;

         Together with, all of the estate, interest, right, title, other claim or demand, including claims or demands with respect to the proceeds of insurance and effect with respect thereto, which Mortgagor now has or may hereafter acquire in the Property, and any and all awards made for the taking by eminent domain, or by any proceeding or purchase in lieu thereof of the whole or any part of the Property, including without limitation any awards resulting from a change in grade of streets and awards for severance damages.

         (collectively referred to as the "Property").

         2. To have and to hold the same unto the above-named Mortgagee and unto its successors and assigns forever.

         This Mortgage is to secure indebtedness from CCC to Mortgagee in the principal amount of Four Million Dollars ($4,000,000.00), together with interest thereon until maturity at the rate of ten percent (10%) per annum (see paragraph 4 below).

         3. Mortgagor covenants with the Mortgagee, its successors and assigns, that Mortgagor will forever warrant and defend the title to all of the Property against all lawful claims whatever, except easements, restrictions and stipulations of record, applicable zoning rules and regulations and taxes not yet due and payable.

         4. Provided, however, the foregoing conveyance is given as a Mortgage for the purpose of securing the following:

                  (a) A Promissory Note dated April 26, 2002, executed and delivered by CCC, and amended on May 15, 2002, to and in favor of Mortgagee (the "Note"), and all successive extensions and renewals of the indebtedness represented thereby, evidencing a principal indebtedness of Four Million Dollars ($4,000,000.00), executed by CCC and payable to the order of Mortgagee, said Note bearing interest from


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         date until  paid at the  rate(s)  recited  in said Note and  payable as stated in said Note, but in any event payable in full on November 1, 2004, the terms of which are hereby incorporated by reference. The indebtedness arising pursuant to the Note, and all extensions and renewals thereof, are referred to herein as the "Primary Indebtedness".

                  (b) The repayment to the Mortgagee of all of its reimbursable expenses, at any time accruing to the Mortgagee under the provisions of this Mortgage and the performance of every other obligation of Mortgagor in this Mortgage.

         Upon payment of all such sums, this Mortgage shall become void and will be released by release deed to be recorded at the expense of the Mortgagor.

         5.  The Mortgagor agrees:

         (a) Violation of Law. Mortgagor agrees not to commit, suffer or permit any act to be done in or upon the Property in violation of any law, ordinance or regulation relating to Property.

         (b) No Construction. Mortgagor agrees not to erect a new addition upon the Property without the prior written consent of Mortgagee.

         (c)  Insurance.  Mortgagor agrees to maintain insurance as follows:

         (1)  Coverage Required.

                  (i) Comprehensive public liability insurance on an "occurrence basis" against claims for "personal injury" including, without limitation, bodily injury, death or property damage occurring on, in or about the Property and the adjoining streets, sidewalks and passageways.

                  (ii) Property insurance insuring the Property and all improvements thereon against loss by fire and other hazards included within the term "extended coverage" and any other hazards for which Mortgagee requires insurance.

        All such policies of insurance required by the Mortgagee shall be in the form, with such companies and in amounts satisfactory to the Mortgagee. All policies of insurance required by the Mortgagee shall contain an endorsement or agreement by the insurer that any loss shall be payable in accordance with the terms of such policy notwithstanding any act or negligence of the Mortgagor


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which might  otherwise  result in forfeiture  of said  insurance and the further agreement of the insurer waiving all rights of setoff, counterclaim or deduction against Mortgagor.

         (2) Delivery of Policies, Payments of Premiums. That all policies of insurance shall be issued by companies in an amount in each company satisfactory to Mortgagee. All policies of insurance shall have attached thereto a lender's loss payable endorsement for the benefit of Mortgagee in a form satisfactory to Mortgagee. Mortgagor shall furnish Mortgagee with an original policy of all policies of required insurance. If Mortgagee consents to Mortgagor providing any of the required insurance through blanket policies carried by Mortgagor and covering more than one location, then Mortgagor shall furnish Mortgagee with a certificate of insurance of each such policy setting forth the coverage, the limits of liability, the name of carrier, the policy number, and the expiration date. At least thirty (30) days prior to the expiration of each such policy, Mortgagor shall furnish Mortgagee with evidence satisfactory to Mortgagee of the payment of premium and the reissuance of a policy continuing insurance in force as required by this Mortgage. All such policies shall contain a provision that such policies will not be canceled or materially amended, which term shall include any reduction in the scope or limits of coverage, without at least fifteen (15) days prior written notice to Mortgagee. In the event Mortgagor fails to provide, maintain, keep in force or deliver and furnish to Mortgagee the policies of insurance required by this Mortgage, Mortgagee may procure such insurance or single- interest insurance for such risk covering Mortgagee's interest and Mortgagor will pay all premiums thereon promptly upon demand by Mortgagee, and until such payment is made by Mortgagor, the amount of all such premiums, together with interest thereon at the rate recited in the Note shall be secured by this Mortgage.

         (d) Taxes and Impositions. To pay, prior to delinquency, all taxes, special improvement assessments and other governmental charges against the Property at any time levied or becoming due.

         (e) Priority of Lien. To prevent the Property from becoming encumbered by any lien or charge having priority over, or on a parity with, the lien of this Mortgage, except the special assessments of any improvement districts which have been or may be formed to construct improvements to or for the benefit of the Property and except for the Senior Mortgage.

         6. Events of Default. The occurrence of any of the following shall be deemed an "Event of Default":


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                  (a) Upon the filing of a voluntary or involuntary  petition to subject Mortgagor (or any party obligated as maker, endorser, surety or
         guarantor  for  the  payment  of  the  secured   indebtedness)  to  any
         bankruptcy,   debt-adjustment,   receivership   or   other   insolvency
         proceeding.

                  (b) Upon the occurrence of any event, which, under the terms of the instrument(s) at any time evidencing the indebtedness secured hereby, warrants an acceleration (at the option of the payee) of the maturity of said indebtedness.

                  (c) If default shall be made in the payment of any part of the Primary Indebtedness secured hereby, or any interest accruing on such Primary Indebtedness, as the same becomes due and payable according to the terms or the original note, or of any extension or renewal thereof at any time evidencing such indebtedness.

                  (d) If Mortgagor shall fail to comply with any of the agreements contained in paragraph 5 of this Mortgage.

                  (e) If there are material changes in the officers, directors, or controlling ownership of Mortgagor without prior written approval of the Mortgagee.

         It is understood that the foregoing acceleration provisions will be applicable not only to the maturities recited in the Note, but also to any substituted maturities created by extension or renewal and also to any other indebtedness secured by this Mortgage. The failure of the Mortgagee to declare any acceleration of maturities when a ground therefor exists, even though such forbearance may be repeated from time to time, or the default be a continuing one, will not constitute a waiver of the right of the Mortgagee to accelerate maturities upon a recurrence of the same ground therefor; nor will the act of the Mortgagee in remedying any condition resulting from Mortgagor's default bar the Mortgagee from declaring an acceleration of maturities by reason of such default.

         7. Remedies Upon Default. Upon the occurrence of an Event of Default, the Mortgagee shall be entitled to the following remedies:


                  (a) At the option of the Mortgagee, declare the entire unmatured portion of all indebtedness secured hereby, together with all interest accrued on the entire secured debt, to be immediately due and payable, (which acceleration of maturity may be accomplished without notice to anyone).


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                  (b) Foreclosure this Mortgage by appropriate proceeding in any court of competent jurisdiction, appoint a receiver, or specifically enforce any of the covenants hereof.

                  (c) Make any expenditures for the protection of the Property or of the lien of this Mortgage (the Mortgagee shall have the uncontrolled discretion as to the necessity of making any such expenditure), the repayment of such sum on demand with interest at the rate recited in the Note shall be the personal obligation of the Mortgagor and such obligation to repay will constitute a part of the indebtedness secured hereby.

                  (d) In the event the Mortgagee at any time holds additional security for any of its obligations secured hereby, it may enforce the sale thereof or otherwise realize upon the same, at its option, either before or concurrently herewith or after a sale is made hereunder pursuant to a foreclosure proceeding.

                  (e) The Mortgagee may enforce the lien of this Mortgage in respect to all real and personal property encumbered hereby by proceedings that are prosecuted simultaneously or are prosecuted separately in such order as the Mortgagee may select.

                  (f) In the event the Mortgagee takes possession of the Property, it shall have no obligation to continue to operate any business conducted on the Property.

                  (g)  Mortgagee  may  exercise  any right or  remedy  available
         either  under  this   Mortgage,   or  the  laws  of  Arkansas,   either
         concurrently or independently, and in such other as it may determine.

         8.  Miscellaneous Provisions.

         (a) Waiver of Statutory Rights. The Mortgagor agrees that it will not apply for or avail itself of any appraisement, valuation, stay, extension or exemption laws or so-called "moratorium laws", now existing or hereinafter enacted, in order to prevent or hinder the enforcement or foreclosure of this Mortgage, and hereby expressly waives the benefit of such laws, and the Mortgagor specifically waives all rights of redemption from any sale made by decree of Court on foreclosure of this instrument, including specifically all


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rights of  redemption  conferred  by the Act passed by the  General  Assembly of
Arkansas on May 8, 1899, and acts amendatory thereof.

         (b) Inspections. The Mortgagee, or its agents, representatives or workmen, are authorized to enter at any reasonable time upon or in any part of the Property for the purpose of inspecting the same and for the purpose of performing any acts it is authorized to perform under the terms of this Mortgage.

         (c) Notices. Any notice which either party hereby may desire or be required to give to the other party shall be in writing and shall be effective only if the same is delivered by personal service or mailed by certified mail, postage prepaid, return receipt requested, addressed to the address set forth at the conclusion of this Mortgage. Any party may at any time change its address for such notices by delivering or mailing to the other parties hereto, as aforesaid, a notice of such change.

         (d) Construction of this Instrument. Notwithstanding the use of the feminine, masculine or neuter gender with reference to any party in this Agreement, the same shall, in each instance, be construed to refer to the individual party. The captions and headings of various paragraphs of this Mortgage are for convenience only and are not to be construed as defining or limiting in any way, the scope or intent of the provisions hereof. This Mortgage and all provisions hereof shall extend to and be binding upon the Mortgagor and all parties claiming by, through or under the Mortgagor and the word "Mortgagor" when used herein shall include all persons liable for the payment of the indebtedness secured hereby or any part thereof, whether or not such persons shall have executed the Note or this Mortgage. The word "Mortgagee" when used herein shall include the successors and assigns of the Mortgagee named herein, and the holder or holders, from time to time, of the notes secured hereby.

         (e)  Indemnifications; Subrogations and Waiver of Setoff.

         (i) If Mortgagee is made a party defendant to any litigation concerning this Mortgage or the Property or any part hereof or any interest therein, or the occupancy thereof by Mortgagor, then the Mortgagor shall indemnify, defend and hold Mortgagee harmless from all liability by reason of such litigation, including reasonable attorneys' fees and expenses incurred by litigation if prosecuted to judgment. If Mortgagee commences an action against Mortgagor to enforce any of the terms hereof or because of the breach by Mortgagor of any of the terms hereof, or for the recovery of any sums secured hereby, Mortgagor shall pay to Mortgagee reasonable attorneys' fees and expenses and the right to attorneys' fees and expenses shall be deemed to have been accrued on the


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commencement of such action and shall be enforceable  whether or not such action is prosecuted to judgment. If Mortgagor breaches any term of this Mortgage, Mortgagee may employ an attorney or attorneys to protect its rights hereunder, and in the event of such employment following any breach by Mortgagor, Mortgagor shall pay Mortgagee reasonable attorneys' fees and expenses incurred by Mortgagee, not to exceed Ten Percent (10%) of the principal and interest indebtedness secured hereby, whether or not an action is actually commenced against Mortgagor by reason of breach.

         (ii) Mortgagor waives any and all right to claim or recover against Mortgagee, its officers, employees, agents and representatives, for loss or damage to Mortgagor, the Property, Mortgagor's property or the property of others under Mortgagor's control from any cause insured against or required to be insured against by provisions of this Mortgage.

         (iii) All sums payable by Mortgagor hereunder shall be paid without notice, demand, counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, in the obligations and liabilities of Mortgagor hereunder shall in no way be released, discharged or otherwise affected (except as expressly provided herein) by reason of: (1) any damage to or destruction of or any condemnation or similar taking of the Property or any part thereof; (2) any restriction or prevention of or interference with any use of the Property or any part thereof; (3) any title defect or encumbrance or any eviction from the Property or the improvements thereon or any part thereof by title paramount or otherwise; (4) any bankruptcy, insolvency, reorganization, composition, adjudgment, dissolution, liquidation, or other like proceeding relating to Mortgagee, or any action taken with respect to this Mortgage by any trustee or receiver of Mortgagee or by any Court, in any such proceeding; (5) any claim which Mortgagor has or might have against Mortgagee; (6) any default or failure on part of Mortgagee to perform or comply with any of the terms hereof or of any other agreement with Mortgagor; or (7) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not Mortgagor shall have notice or knowledge of any of the foregoing. Except as expressly provided herein, Mortgagor waives all rights now or hereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution or reduction of any such secured hereby and payable by Mortgagor.

         (f) Severability. If any part of this instrument is invalid or unenforceable, all other provisions shall nevertheless remain in full force and effect.

         (g) Environmental Matters. To the best of its knowledge, information and belief, after due inquiry, Mortgagor has duly complied with, and its businesses, operations, assets, equipment, property, leaseholds, or other facilities are in compliance with the provisions of all federal, state and local environmental, health, and safety laws, codes and ordinances, and all rules and


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regulations  promulgated  thereunder.  Mortgagor has been issued (or has applied for) and will maintain all required federal, state and local permits, licenses, certificate and approvals relating to (1) air emissions; (2) discharges to surface water or ground water; (3) noise emissions; (4) solid or liquid waste disposal; (5) the use, generation, storage, transportation, or disposal of toxic or hazardous substances or wastes (intended hereby and hereafter to include any and all such materials listed in any federal, state or local law, code or ordinance and all rules and regulations promulgated thereunder as hazardous or potentially hazardous); or (6) other environmental, health, or safety matters. Mortgagor has not received notice of, nor knows of, or suspects facts which might constitute an violations of any federal, state or local environmental, health, or safety laws, codes or ordinances, and any rules or regulations promulgated thereunder with respect to its businesses, operations, assets, equipment, property, leaseholds, or other facilities. Except in accordance with a valid governmental permit, license, certificate, or approval, there has been no emission, spill, release or discharge into or upon (1) the air; (2) soils or any improvements located thereon; (3) surface water or ground water; or (4) the sewer, septic system or waste treatment, storage or disposal system servicing the premises of any toxic or hazardous substances or wastes at or from the premises; and accordingly the premises of Mortgagor and the Land are free of all such toxic or hazardous substances or wastes. There has been no complaint, order, directive, claim, citation or notice by any governmental authority or any person or entity with respect to (1) air emissions; (2) spills, releases or discharges to soils or improvements located thereon, surface water, ground water or the sewer, septic system or waste treatment, storage for disposal systems servicing the premises; (3) noise emissions; (4) solid or liquid waste disposal;
(5) the use, generation, storage, transportation or disposal of toxic or hazardous substances or waste; or (6) other environmental, health or safety matters affecting Mortgagor or its business, operations, assets equipment,
property,  leaseholds,  or  other  facilities.   Mortgagor  does  not  have  any
indebtedness, obligation or liability, absolute or contingent, matured or not matured, with respect to the storage, treatment, cleanup, or disposal of any
solid  wastes,   hazardous  wastes  or  other  toxic  or  hazardous   substances
(including, without limitation, any such indebtedness, obligation or liability with respect to any current regulation, law or statute regarding such storage, treatment, cleanup or disposal). Mortgagor hereby covenants and agrees to comply with the provisions of all federal, state and local environmental, health, and safety laws, codes and ordinances, and all rules and regulations issued thereunder; notify Mortgagee immediately of any notice of a hazardous discharge or environmental complaint received from any governmental agency or any other party; notify Mortgagee immediately of any hazardous discharge from or affecting its premises; immediately contain and remove the same, in compliance with all applicable laws; promptly pay any fine or penalty assessed in connection therewith; permit Mortgagee to inspect the premises, to conduct tests thereon, and to inspect all books, correspondence and records pertaining thereto; and at Mortgagee's request, and at Mortgagor's expense, provide a report of a qualified


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environmental  engineer,  satisfactory in scope,  form and content to Mortgagee, and such other and further assurances reasonably satisfactory to Mortgagee that the condition has been corrected.

         (h) Assignment of Leases and Rents. Mortgagor hereby assigns to Mortgagee all of Mortgagor's interest as Lessor in any and all leases now or hereafter existing with respect to any part of the Property, and all rentals, issues and profits due or which may become due to Mortgagor under the terms of such leases.

         (j) Release Provisions. The Mortgagee and its assignees and subsequent holders of the Note, shall deliver to Mortgagor partial releases of this Mortgage for portions of Property secured by this Mortgage upon payment of a release price equal to Fourteen Thousand Dollars ($14,000.00) per acre for each acre of area within each parcel which Mortgagee seeks a release for a release payment, provided (i) Mortgagor will not be entitled to a partial release if there is any default remaining uncured pursuant to the Note or Mortgage; (ii) Mortgagor shall first have submitted a survey designating the parcel to be released and its total square footage, and also showing the remainder of the Property or a copy of the recorded plat for any platted lot being released;
(iii) such release shall not cause any of the remaining Property to become landlocked; (iv) the dimensions and layout of the parcel being released shall be reasonably acceptable to the Mortgagee with respect to there not being a disproportionate amount of road frontage included, and the release shall not render the size or configuration of the remainder of the Property to be commercially unacceptable or otherwise adversely impacted; (v) any easements necessary to extend utility lines or facilities under or across the parcel to be released to serve the remainder of the Property shall be created and granted concurrently with the release; and (vi) the principal payment shall be applied against the Note in the reverse order of maturity. Each such payment of a release price shall be applied as an advance payment of principal of the Note.

         EXECUTED effective the 27 day of September, 2002.

                                   MORTGAGOR:

                                   CAPITOL DEVELOPMENT OF ARKANSAS, INC.,
                                    an Arkansas corporation



                                    By: /s/ Michael G. Todd
                                        -------------------
                                    Name:  Michael G. Todd
                                    Title: President







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STATE OF FLORIDA
COUNTY OF PALM BEACH

                                 ACKNOWLEDGMENT
                                 --------------

         On this 27 day of September, 2002, before me, a Notary Public, duly commissioned, qualified and acting, within and for said County and State, appeared in person the within named Mike Todd, being the person authorized by Capitol Development of Arkansas, Inc. to execute such instrument, to me personally well known, who stated that he was the President of Capitol Development of Arkansas, Inc., executed and delivered said foregoing instrument for the consideration, uses and purposes therein mentioned and set forth.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this 27th day of September, 2002.

                                                Ruth Gregory
                                                ------------
                                                NOTARY PUBLIC

















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                                    SCHEDULE A

         Parcel 11

         Lands lying in a fractional part of Section 29 and a part of the East 1/2 section of 30, and a part of Section 32 and a part of the East 1/2 Section of 31, and a part of the Southwest 1/4 of Section 31, all in Township 3 North, Range 13 West, Pulaski County, Arkansas and more particularly described as follows:

         Commencing at the Northwest corner of said Section 29 and the Northeast corner of said Section 30, (Arkansas State Plane Coordinates of North
         196.663.3542 East 1,872,319,4376) being the point of beginning; thence along the West line of Section 29, South 00 degrees 29 minutes 07 seconds West 130.00 feet; thence leaving the said West Section line South 67 degrees 08 minutes 52 seconds East 227.52 feet; thence South 87 degrees 58 minutes 13 seconds East 1.044.66 feet; thence North 75 degrees 55 minutes 37 seconds East 378.36 feet; thence South 89 degrees 11 minutes 35 seconds East 355.04 feet; thence South 67 degrees 37 minutes  12  seconds  East,  147.08  feet;  thence  South 50 degrees 41 minutes 28 seconds East, 206.79 feet; thence South 34 degrees 34 minutes 27 seconds East, 257.35 feet to a point of the North right of way line of odom Boulevard; thence along the said North right of way line along a 05 degrees 2 minutes 11 seconds curve to the right and s distance of 221.86 feet to a point to which there is a chord bearing the distance of South 65 degrees 02 minutes 41 seconds West 221.51 feet; thence continuing along the said North right of way line South 70 degrees 37 minutes 41 seconds West 914.55 feet; thence leaving the said North right of way line section 19 degrees 22 minutes 19 seconds East
         120.00 feet to a point on the South right of way line of Odom Boulevard., thence; along the said South right of way line North 70 degrees 37 minutes 41 seconds East 914.55 feet; thence continuing along the said South right of way line along a 04 degree 33 minutes 21 seconds curve to the left of a distance of 353.13 feet to a point to which there is a chord bearing the distance of North 62 degrees 35 minutes 03 seconds East 351.97 feet to a point on the West right of way line on Naylor Drive; thence leaving the said South right of way line and continuing along the said West right of way line along the following bearings and distance: South 82 degrees 31 minutes 09 seconds East 57.69 feet; thence along a 05 degrees 40 minutes 21 second curve to the right a distance of 361.43 feet to a point to which there is a chord bearing the distance of South 27 degrees 29 minutes 52 seconds East 359.50 feet; thence South 17 degrees 14 minutes 48 seconds East
         251.54 feet; thence along a 06 degrees 02 minutes 33 seconds curve to the left a distance of 504.12 to a point to which there is chord bearing the distance of South 32 degrees 28 minutes 40 seconds East
         498.20 feet; thence South 47 degrees 42 minutes 31 seconds East 642.29 feet; thence along a 05 degrees 48 minutes 55 seconds curve to the right a distance of 383.27 feet to a point to which there is a chord


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

         bearing the distance South 36 degrees 33 minutes 51 seconds East 380.60 feet; thence South 17 degrees 26 minutes 39 seconds West 36.65 feet to a point on the West right of way line of Hillwood Circle; thence leaving the said West right of way line of Naylor Drive and continuing along the said West right of way line of Hillwood circle along the following bearings and distances: along a 05 degrees 42 minutes 37 seconds curve to the left a distance of 1,492.75 feet to a point to which there is a chord bearing and distance South 16 degrees 58 minutes 23 seconds West 1,358.84 feet; thence South 25 degrees 38 minutes 53 seconds East
         441.69 feet; thence along a 04 degrees 10 minutes 57 seconds curve to the right a distance of 385.93 feet to a point to which there is a chord bearing and distance of South 17 degrees 25 minutes 08 seconds East 384.55 feet to a point on North boundary line of phase II Edgewater Addition to the City of Maumelle; thence leaving the said West right of way line and along the said North boundary line along the following bearings and distances: South 84 degrees 19 minutes 03 seconds West 170.31 feet: thence North 73 degrees 03 minutes 03 seconds West 1,097.68 feet; thence South 33 degrees 18 minutes 58 seconds West
         254.89 feet; thence South 45 degrees 41 minutes 45 seconds West 349.34 feet; thence South 58 degrees 48 minutes 54 seconds West 399.77 feet; thence North 77 degrees 28 minutes 15 seconds West 156.73 feet to a point on the East right of way line of Odom Boulevard; thence leaving the said North boundary line and and along the said East right of way line South 11 degrees 59 minutes 41 seconds West 271.19 feet; thence leaving the said East right of way line North 78 degrees 00 minutes 19 seconds West 120.00 feet to a point on the West right of way line of Odom Boulevard; thence along the said West right of way line South 11 degrees 59 minutes 41 seconds West 411.42 feet; thence leaving said right of way North 60 degrees 20 minutes 33 seconds West 412.97 feet; thence South 26 degrees 57 minutes 31 seconds West 559.97 feet; thence South 80 degrees 35 minutes West 1359.32 feet; thence North 01 degrees 31 minutes 10 seconds East, 2,665.85 feet; thence North 00 degrees 29 minutes 24 seconds East 2515.59 feet; thence South 88 degrees 39 minutes 35 seconds East 952.34 feet; thence North 35 degrees 38 minutes 35 seconds East, 462.49 feet; thence South 88 degrees 39 minutes 40 seconds East 1324.988 feet to the point of beginning.

                                END OF SCHEDULE A


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